Exhibit 99.2

[LOGO OF GSI COMMERCE(TM)]                                          NEWS RELEASE

                              FOR IMMEDIATE RELEASE
                              ---------------------

FROM:
GSI Commerce, Inc.
935 First Avenue
King of Prussia, PA 19406 USA

CONTACTS:

Michael Conn                                     Greg Ryan
Senior Vice President, Corp. Development         Director, Corp. Communications
tel: 610-491-7002                                tel: 610-491-7294
e-mail: connm@gsicommerce.com                    e-mail: ryang@gsicommerce.com

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          GSI COMMERCE ANNOUNCES RESOLUTION OF MATTERS THAT CAUSED THE
              DELAY OF FISCAL 2005 THIRD QUARTER OPERATING RESULTS

     KING OF PRUSSIA, Pa., Nov. 15, 2005 - GSI Commerce Inc. (Nasdaq: GSIC) today announced the resolution of the two matters previously disclosed on Oct. 26 - the investigation of whether $283,000 of credits recorded in the fourth quarter of fiscal 2004 were recorded in the proper period and the reconciliation of the company's accounts payable balance. In conjunction with the resolution of these matters, the company will be restating certain of its financial results as more fully described later in this release. The impact of the restatement is to record an additional $493,000 of net income to the company's previously reported cumulative results. The company concluded that because the impact to fiscal 2004 was to change previously reported net income of $340,000 to a net loss of $337,000, it should restate its financial results.

CONCLUSION OF INVESTIGATION INTO $283,000 OF CREDITS

     In August 2005, GSI Commerce's internal auditor and its controller found potential discrepancies with certain credits, amounting to approximately $283,000, that were recorded as part of the company's fiscal fourth quarter 2004 results, some portion of which potentially should have been recorded in fiscal year 2005. The company alerted both its audit committee and independent auditors of the potential discrepancies. The audit committee retained independent

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GSI Commerce, Inc.
935 First Avenue, King of Prussia, PA 19406 / www.gsicommerce.com / P 610.265.3229 / F 610.265.2866

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GSI Commerce / 3Q05 Operating Results              Page 2          Nov. 15, 2005
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counsel and commenced an independent investigation. The investigation covered the specific credits initially identified as well as other entries recorded during the same period. As a result of the investigation, which is now concluded, GSI Commerce determined that $91,000 of net income recorded in fiscal 2004 should have been recorded in fiscal 2005.

RECONCILIATION OF ACCOUNTS PAYABLE BALANCE

    During the third quarter of fiscal 2005, the company determined that a systemic control on which the company relied to reconcile its accounts payable balance was no longer reliable. The result meant the company could not validate its general ledger balance for the account. Subsequently, the company changed to a manual control to validate this account. Based on the manual calculation, the company estimated it might need to record a charge of as much as $300,000, or a gain of as much as $1.2 million. Based on further analysis, the company determined that its accounts payable balance was overstated by $439,000 as of July 2, 2005 and that a positive adjustment to net income of that amount should be recorded in order to properly state its accounts payable balance. Based on this analysis, GSI Commerce determined that the cumulative impact of adjusting its accounts payable balance was material and that it should restate its financial results to correct the error. The company determined that the cumulative correcting entries to its accounts payable balance, which resulted in $1.0 million in the aggregate of net income for the company, related to an error that occurred prior to fiscal year 2002.

DETAILS OF RESTATEMENT

     In conjunction with the restatement of its financial results, GSI Commerce considered not only the impact of the reconciliation on its accounts payable balance, but also other known errors and the $91,000 impact of the investigation referred to above. The impact on net income/loss as a result of the restatement is as follows:

     1) Fiscal year ended Jan. 1, 2005 (fiscal 2004): Previously reported net income of $340,000 is restated to a net loss of $337,000.

     2) Fiscal year ended Jan. 3, 2004 (fiscal 2003): Previously reported net loss of $12,062,000 is restated to a net loss of $11,887,000.

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GSI Commerce, Inc.
935 First Avenue, King of Prussia, PA 19406 / www.gsicommerce.com / P 610.265.3229 / F 610.265.2866

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GSI Commerce / 3Q05 Operating Results              Page 3          Nov. 15, 2005
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     3)   Fiscal year ended Dec. 28, 2002 (fiscal 2002): Previously reported net loss of $33,809,000 remains unchanged.

     4) Six months ended July 2, 2005: Previously reported net loss of $4,453,000 is restated to a net loss of $4,499,000.

     5) Six months ended July 3, 2004: Previously reported net loss of $7,174,000 is restated to a net loss of $7,349,000.

     6) Three months ended July 2, 2005: Previously reported net loss of $2,777,000 is restated to a net loss of $2,945,000.

     7) Three months ended July 3, 2004: Previously reported net loss of $3,146,000 remains unchanged.

     8) Three months ended April 2, 2005: Previously reported net loss of $1,676,000 is restated to a net loss of $1,554,000.

     9) Three months ended April 3, 2004: Previously reported net loss of $4,028,000 is restated to a net loss of $4,203,000.

     GSI Commerce today filed its Form 10-Q quarterly report for the three and nine months ended Oct. 1, 2005, which included its restated balance sheet for the fiscal year ended Jan. 1, 2005 and restated financial statements for the three and nine months ended October 2, 2004. The company also filed a Form 8-K today advising investors that they should no longer rely on the financial statements contained in its Form 10-K/A for the fiscal year ended Jan. 1, 2005, its Form 10-Q for the three months ended April 2, 2005, its Form 10-Q for the three and six months ended July 2, 2005, its Form 10-Q for the three months ended April 2, 2004, its Form 10-Q for the three and six months ended July 2, 2004 and its Form 10-Q for the three and nine months ended October 2, 2004. GSI Commerce intends to file an amended Form 10-K/A and Forms 10-Q that will contain the restated results referred to above as soon as is reasonably practicable.

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GSI Commerce, Inc.
935 First Avenue, King of Prussia, PA 19406 / www.gsicommerce.com / P 610.265.3229 / F 610.265.2866

GSI Commerce / 3Q05 Operating Results              Page 4          Nov. 15, 2005
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ABOUT GSI COMMERCE

     GSI Commerce is a leading provider of e-commerce solutions that enable retailers, branded manufacturers, entertainment companies and professional sports organizations to operate e-commerce businesses. We provide solutions for our partners through our integrated e-commerce platform, which is comprised of three components: core technology, supporting infrastructure and partner services. We either operate, or will operate pursuant to signed agreements, all or portions of the e-commerce businesses for approximately 50 partners.

FORWARD-LOOKING STATEMENTS

     All statements made in this release other than statements of historical fact, are forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "will," "would," "should," "guidance," "potential," "continue," "project," "forecast," "confident," "prospects," and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of GSI Commerce and the industries and markets in which GSI Commerce operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect GSI Commerce's business, financial condition and operating results include the effects of changes in the economy, the impact of FASB 123(R), consumer spending, the financial markets and the industries in which GSI Commerce and its partners operate, changes affecting the Internet and e-commerce, the ability of GSI Commerce to develop and maintain relationships with strategic partners and suppliers and the timing of its establishment, extension or termination of its relationships with strategic partners, the ability of GSI Commerce to timely and successfully develop, maintain and protect its technology and product and service offerings and execute operationally, the ability of GSI Commerce to attract and retain qualified personnel, the ability of GSI Commerce to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. More information about potential factors that could affect GSI Commerce can be found in its most recent Form 10-K, Form 10-Q and other reports and statements filed by GSI Commerce with the SEC. GSI Commerce expressly disclaims any intent or obligation to update these forward-looking statements, except as otherwise specifically stated by GSI Commerce.

                                     - end -

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GSI Commerce, Inc.
935 First Avenue, King of Prussia, PA 19406 / www.gsicommerce.com / P 610.265.3229 / F 610.265.2866